EXHIBIT 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of America Service Group Inc. (the “Company”), hereby certifies that the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: November 2, 2007

Name: /s/ Michael W. Taylor Title: Senior Vice President & Chief Financial Officer (Principal Financial Officer)
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the company and furnished to the Securities and Exchange Commission or its staff upon request.